MERK ASIAN CURRENCY FUND (the “Fund”)

Supplement dated November 25, 2015 to the Prospectus dated August 1, 2015

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

On September 11, 2015, the Board of Trustees (“Board”) of Forum Funds (the “Trust”) approved changes to the Fund’s name, investment objective, and principal investment strategies. As a result, effective January 25, 2016, the Fund will be renamed the Merk Chinese Yuan Currency and Income Fund. The Fund’s investment objective will be to seek total return from Chinese Yuan-denominated investments. Under normal market conditions, the Fund will expose at least 80% of the value of its net assets (plus borrowings for investment purposes) to the Chinese Yuan and intends to obtain such exposures by investing in fixed income securities denominated in the Chinese Yuan.

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For more information, please contact a Fund customer service representative toll free at
(866) MERK FUND or (866) 637-5386

PLEASE RETAIN FOR FUTURE REFERENCE.

208-PSA-1115